Note 9 - Income Tax: Schedule of Deferred Tax Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2014
Tables/Schedules
Schedule of Deferred Tax Assets and Liabilities

Net deferred tax assets consist of the following components as of December 31:

	2014	2013
Deferred Tax Assets:
NOL Carryover	$188,900	-
Related-party accrual	500	-
Depreciation	1,500	-
Deferred tax liabilities:
Less valuation allowance	(190,900)	-
Net deferred tax assets	-	-